Exhibit 21.1

ENTITY:	JURISDICTION:
10 CCC Business Trust	Maryland
10000 Covington Cross, LLC	Delaware
10000 West Charleston Boulevard, LLC	Nevada
10190 Covington Cross, LLC	Delaware
10450 West Charleston Boulevard, LLC	Nevada
1120/1140 Town Center Drive, LLC	Delaware
1160/1180 Town Center Drive, LLC	Delaware
1201-1281 Town Center Drive, LLC	Delaware
1251 Center Crossing, LLC	Delaware
1450 Center Crossing Drive, LLC	Delaware
1451 Center Crossing Drive, LLC	Delaware
1551 Hillshire Drive, LLC	Delaware
16050 W. Charleston, LLC	Delaware
1635 Village Centre Circle, LLC	Delaware
1645 Village Center Circle, LLC	Delaware
17050 W. Charleston, LLC	Delaware
20 CCC Business Trust	Maryland
30 CCC Business Trust	Maryland
500 West Associates, LLC	Utah
500 West Capital, L.C.	Utah
9901-9921 Covington Cross, LLC	Delaware
9950-9980 Covington Cross, LLC	Delaware
Abbey Acquisition LLC	Delaware
Acapurana Participacoes Ltda	Brazil
Albarpa Participacoes Ltda.	Brazil
Alderwood Mall L.L.C.	Delaware
Alderwood Mall Holding L.L.C.	Delaware
Aliansce Administracao de Empreendimentos Comerciais Ltda.	Brazil
Aliansce Administracao de Shopping Centers Ltda.	Brazil
Aliansce Estacionamentos Ltda.	Brazil
Aliansce Services - Servicos Administrativos em Geral Ltda.	Brazil
Aliansce Shopping Centers S.A.	Brazil
Alsupra Participacoes Ltda.	Brazil
Altamonte Mall, LLC	Delaware
Animas Valley Mall, LLC	Delaware
Apache Mall, LLC	Delaware
Arizona Center Cinema, LLC	Delaware
Arizona Center Master, LLC	Delaware
Arizona Center Parking, LLC	Delaware
Arizona Retail Center, LLC	Delaware
Augusta Mall, LLC	Delaware
Austin Mall, LLC	Maryland
Bailey Hills Village, LLC	Delaware
Baltimore Center Associates Limited Partnership	Maryland
Baltimore Center Garage Limited Partnership	Maryland
Baltimore Center, LLC	Delaware
Barpa Empreendimentos e Participacoes S.A.	Brazil
Bay City Mall, LLC	Delaware
Bay Shore GP, LLC	Delaware

Bay Shore Mall, LP	Delaware
Baybrook Mall, LLC	Delaware
Bayside Marketplace, LLC	Delaware
Beachwood Place Mall, LLC	Delaware
Bellis Fair Mall, LLC	Delaware
Benson Park Business Trust	Maryland
Birchwood Mall, LLC	Delaware
Boise Mall, LLC	Delaware
Boise Town Square Anchor Acquisition, LLC	Delaware
Boise Towne Plaza L.L.C.	Delaware
Boulevard Mall, LLC	Delaware
Boulevard Shopping S.A.	Brazil
Brass Mill Center, LLC	Delaware
Bridgewater Commons Mall Development, LLC	Maryland
Bridgewater Commons Mall II, LLC	Delaware
Bridgewater Commons Mall, LLC	Maryland
BR-STCR, LLC	Delaware
BSC Shopping Center S.A.	Brazil
Burlington Town Center II LLC	Delaware
Cache Valley, LLC	Delaware
Cannery Chicago, LLC	Delaware
Canyon Pointe Village Center, LLC	Nevada
Capital Mall L.L.C.	Delaware
Carolina Place L.L.C.	Delaware
CCC Borrower, LLC	Delaware
Cencom S.A.	Brazil
Center Pointe Plaza LLC	Nevada
Centerpoint Holding, LLC	Nevada
Champaign Market Place L.L.C.	Delaware
Chapel Hills Mall L.L.C.	Delaware
Chesapeake Investors, LLC	Delaware
Chico Mall L.L.C.	Delaware
Chico Mall, L.P.	Delaware
Christiana Acquisition LLC	Delaware
Christiana Holdings I LLC	Delaware
Christiana Mall Holding, LLC	Delaware
Christiana Mall LLC	Delaware
Chula Vista Center, LP	Delaware
Chula Vista GP, LLC	Delaware
Clackamas Mall L.L.C.	Delaware
CM Theatre Business Trust	Maryland
CMA Access Company, LLC	Maryland
CM-H Business Trust	Maryland
CMI Corporate Parking Business Trust	Maryland
CM-N Business Trust	Maryland
Coastland Center, LLC	Delaware
Colina Shopping Center Ltda.	Brazil
Collin Creek Anchor Acquisition, LLC	Delaware
Collin Creek Mall, LLC	Delaware
Colony Square Mall L.L.C.	Delaware
Columbia Crossing, LLC	Delaware
Columbia Land Holdings, Inc.	Maryland

Columbia Mall Business Trust	Maryland
Columbia Mall L.L.C.	Delaware
Columbiana Centre, LLC	Delaware
Conference Center Condominium Association, Inc.	Texas
Coral Ridge Mall, LLC	Delaware
Coronado Center L.L.C.	Delaware
Country Hills Plaza, LLC	Delaware
Crocker Downtown Development Associates	Florida
Crocker Mizner Park III, Ltd.	Florida
Crocker Mizner Park IV, Ltd.	Florida
Cross Keys Village Square Condominium, Inc.	Maryland
Cumberland Mall, LLC	Delaware
CURA/GGP Investment Corporation S.a.r.l.	Luxembourg
Cura-GGP Limited	Gibraltar
DayJay Associates	Oklahoma
Deerbrook Mall, LLC	Delaware
Eagle Ridge Mall, LLC	Delaware
East Mesa Land L.L.C.	Delaware
East Mesa Mall L.L.C.	Delaware
Eastridge Shopping Center L.L.C.	Delaware
ECE Turkiye Proje Yonetimi A.S.	Turkey
ECE/GGP Gayrimenkul Insaat Yonetim Ve Gelistirme Anonim Sirketi	Turkey
Eden Prairie Anchor Building L.L.C.	Delaware
Eden Prairie Mall L.L.C.	Delaware
Fallbrook Square Partners L.L.C.	Delaware
Fallbrook Square Partners Limited Partnership	Delaware
Fallen Timbers Shops II, LLC	Delaware
Fallen Timbers Shops, LLC	Delaware
Faneuil Hall Beverage, LLC	Maryland
Faneuil Hall Marketplace, LLC	Delaware
Fashion Place Anchor Acquisition, LLC	Delaware
Fashion Place, LLC	Delaware
Fashion Show Mall LLC	Delaware
Fifty Columbia Corporate Center, LLC	Delaware
First Colony Mall, LLC	Delaware
Florence Mall L.L.C.	Delaware
Forty Columbia Corporate Center, LLC	Delaware
Four State Facility Corporation	Delaware
Four State Properties, LLC	Delaware
Fox River Shopping Center, LLC	Delaware
Frascatti Investimentos Imobiliarios Ltda.	Brazil
Fremont Plaza L.L.C.	Delaware
Fundo de Investimento Imobiliario Via Parque Shopping	Brazil
Gateway Crossing L.L.C.	Delaware
Gateway Overlook Borrower, LLC	Delaware
Gateway Overlook Business Trust	Maryland
Gateway Overlook II Borrower, LLC	Delaware
Gateway Overlook II Business Trust	Maryland
General Growth Management, Inc.	Delaware
General Growth Properties, Inc.	Delaware
GGP 125, LLC	Delaware
GGP 168th Street LLC	New York

GGP Ala Moana L.L.C.	Delaware
GGP Brazil I L.L.C.	Delaware
GGP Capital Trust I	Delaware
GGP Contractor, Inc.	Delaware
GGP Development, LLC	Delaware
GGP Echelon Place, LLC	Delaware
GGP Fort Union II, LLC	Delaware
GGP International, LLC	Delaware
GGP Ivanhoe Services, Inc.	Delaware
GGP Ivanhoe, Inc.	Delaware
GGP Jordan Creek L.L.C.	Delaware
GGP Kapiolani Development L.L.C.	Delaware
GGP Limited Partnership	Delaware
GGP Limited Partnership II	Delaware
GGP Lux Co. S.a.r.l.	Luxembourg
GGP Meadows Mall L.L.C.	Delaware
GGP Moreno Valley GP, LLC	Delaware
GGP Northridge Fashion Center, LP	Delaware
GGP NV Properties, Inc.	Nevada
GGP Promotions, LLC	Delaware
GGP Real Estate Holding I, Inc.	Delaware
GGP Real Estate Holding II, Inc.	Delaware
GGP Regency Square, LLC	Delaware
GGP Savannah L.L.C.	Delaware
GGP Staten Island Mall, LLC	Delaware
GGP Turkey Investco, LLC	Delaware
GGP Turkey Management, LLC	Delaware
GGP Ventures Brazil Holding L.L.C.	Delaware
GGP Ventures Costa Rica, L.L.C.	Delaware
GGP, Inc.	Delaware
GGP/Homart II L.L.C.	Delaware
GGP-Arrowhead, Inc.	Delaware
GGP-Buckland Hills One, Inc.	Delaware
GGP-Foothills L.L.C.	Delaware
GGP-Four Seasons L.L.C.	Delaware
GGP-Gateway Mall L.L.C.	Delaware
GGP-Glenbrook Holding L.L.C.	Delaware
GGP-Glenbrook L.L.C.	Delaware
GGP-Glendale, Inc.	Delaware
GGP-Grandville II L.L.C.	Delaware
GGP-Grandville L.L.C.	Delaware
GGP-Grandville Land L.L.C.	Delaware
GGPLP 2010 Loan Holdco, LLC	Delaware
GGPLP 2010 Loan Pledgee, LLC	Delaware
GGPLP 2010 Loan Pledgor Holding, LLC	Delaware
GGPLP L.L.C.	Delaware
GGPLP Real Estate 2010 Loan Holdco, LLC	Delaware
GGPLP Real Estate 2010 Loan Pledgee, LLC	Delaware
GGPLP Real Estate 2010 Loan Pledgor Holding, LLC	Delaware
GGPLP Real Estate Services, Inc.	Delaware
GGPLP Real Estate, Inc.	Delaware
GGPLPLLC 2010 Loan Holdco, LLC	Delaware

GGPLPLLC 2010 Loan Pledgee, LLC	Delaware
GGPLPLLC 2010 Loan Pledgor Holding, LLC	Delaware
GGP-Macon, LLC	Delaware
GGP-Maine Mall L.L.C.	Delaware
GGP-Maine Mall Land L.L.C.	Delaware
GGP-Mall of Louisiana Holding, LLC	Delaware
GGP-Natick Services, Inc.	Delaware
GGP-Natick Trust	Massachusetts
GGP-Natick West L.L.C.	Delaware
GGP-Neshaminy Trust	Delaware
GGP-Newgate Mall, LLC	Delaware
GGP-North Point Land L.L.C.	Delaware
GGP-Northbrook, Inc.	Delaware
GGP-Otay Ranch L.L.C.	Delaware
GGP-Otay Ranch, L.P.	Delaware
GGP-Paramus Park Mall, LLC	Delaware
GGP-Pembroke Lakes II, Inc.	Delaware
GGP-Pembroke Lakes, Inc.	Delaware
GGP-Redlands Mall L.L.C.	Delaware
GGP-Rogers Retail L.L.C.	Delaware
GGP-TRS L.L.C.	Delaware
GGP-TRS Services, Inc.	Delaware
GGP-Tucson Land L.L.C.	Delaware
GGP-Tucson Mall L.L.C.	Delaware
GGP-Tyler Mall L.L.C.	Delaware
GGP-UC L.L.C.	Delaware
Glendale Anchor Acquisition, LLC	Delaware
Glendale Holding, Inc.	Delaware
Glendale Holding, L.L.C.	Delaware
Glendale I Mall Associates, LLC	Delaware
Glendale II Mall Associates, LLC	Delaware
Glendale Ohrbach’s Associates, LLC	Delaware
Governor’s Square Mall, LLC	Delaware
Grand Canal Shops II, LLC	Delaware
Grand Teton Mall, LLC	Delaware
Grand Traverse Mall, LLC	Delaware
Grandville Mall II, LLC	Delaware
Grandville Mall, LLC	Delaware
Greenwood Mall L.L.C.	Delaware
Greenwood Mall Land, LLC	Delaware
Haleiwa Participacoes S.A.	Brazil
Harbor Place Associates Limited Partnership	Maryland
Harborplace Borrower, LLC	Delaware
Harborplace Management Company, LLC	Maryland
Harborplace, Inc.	Maryland
Head Acquisition, LP	Delaware
Highland Mall Limited Partnership	Delaware
HMF Properties, LLC	Delaware
Hocker Oxmoor, LLC	Delaware
Hoover Mall Holding, L.L.C.	Delaware
Hoover Mall Limited, L.L.C.	Delaware
Hoover Mall Services, L.L.C.	Delaware

HPA LP, LLC	Delaware
H-Tex, Incorporated	Texas
Hulen Mall, LLC	Delaware
Kalamazoo Mall L.L.C.	Delaware
Kapiolani Condominium Development, LLC	Delaware
Kapiolani Retail, LLC	Delaware
Kenwood Mall Holding, LLC	Delaware
Kenwood Mall L.L.C.	Delaware
Knollwood Mall, LLC	Delaware
La Cantera Holding GP, LLC	Delaware
La Cantera Retail Limited Partnership	Texas
La Cantera Specialty Retail, LP	Texas
Lake Mead and Buffalo Partnership	Nevada
Lakefront North Parking, Inc.	Maryland
Lakeland Square Mall, LLC	Delaware
Lakeside Mall Holding, LLC	Michigan
Lakeside Mall Property LLC	Delaware
Lakeview Square Mall, LLC	Delaware
Lansing Mall, LLC	Delaware
Lincolnshire Commons, LLC	Delaware
Lockport Mall, LLC	Delaware
Lot 48 Business Trust	Maryland
Lot 49 Business Trust	Maryland
LUANDA EMPREENDIMENTOS E PARTICIPAÇÕES S.A.	Brazil
Lynnhaven Mall L.L.C.	Delaware
Maguire Partners- Playa Vista Area C	California
Maguire Partners-Playa Vista	California
Maguire Partners-PV Intermediate Distribution, L.P.	California
Provo Land Development, LLC	Delaware
Mall Entrances Business Trust	Maryland
Mall of Louisiana Holding, Inc.	Delaware
Mall of Louisiana Land, LLC	Delaware
Mall of Louisiana, LLC	Delaware
Mall of the Bluffs, LLC	Delaware
Mall St. Matthews Company, LLC	Delaware
Mall St. Vincent, LLC	Delaware
MallFinder Network LLC	Colorado
Manati Empreendimentos e Participacoes S.A.	Brazil
Mayfair Mall, LLC	Delaware
Merrick Park Holding, LLC	Delaware
Merrick Park LLC	Maryland
Merrick Park Parking LLC	Delaware
Mizner Park Holdings I, LLC	Delaware
Mizner Park Holdings II, LLC	Delaware
Mizner Park Holdings III, LLC	Delaware
Mizner Park Holdings IV, LLC	Delaware
Mizner Park Holdings V, LLC	Delaware
Mizner Park Venture, LLC	Delaware
MOL Holding Company, LLC	Delaware
Mondawmin Borrower, LLC	Delaware
Mondawmin Business Trust	Maryland
Montclair Plaza L.L.C.	Delaware

Moreno Valley Mall, LP	Delaware
MSAB Holdings L.L.C.	Delaware
MSM Property L.L.C.	Delaware
Nacional Iguatemi Admininistracao Ltda.	Brazil
Nacional Iguatemi Bahia Administracao e Participacoes Ltda.	Brazil
Natick Mall, LLC	Delaware
Natick Retail, LLC	Delaware
Neshaminy Mall Joint Venture Limited Partnership	Illinois
Nevada Office Holding, LLC	Delaware
Nevada Office, Inc.	Delaware
New River Associates	Arizona
Newgate Mall Land Acquisition, LLC	Delaware
NewPark Anchor Acquisition, LLC	Delaware
NewPark GP, LLC	Delaware
NewPark Mall, LP	Delaware
North Plains Mall, LLC	Delaware
North Point Mall, LLC	Delaware
North Star Anchor Acquisition, LLC	Delaware
North Star Mall, LLC	Delaware
North Town Mall, LLC	Delaware
Northbrook Court I L.L.C.	Delaware
Northbrook Court II L.L.C.	Delaware
Northbrook Court L.L.C.	Delaware
Northgate Mall L.L.C.	Delaware
Northridge GP, LLC	Delaware
Northwest Associates	Maryland
NSMJV, LLC	Delaware
NV Government Services, LLC	Delaware
O.M. Land Development, LLC	Maryland
Oak Brook Urban Venture, L.P.	Illinois
Oak View Mall L.L.C.	Delaware
Oakbrook Facilities Corporation	Maryland
Oakbrook Shopping Center, LLC	Delaware
Oaks Mall, LLC	Delaware
Oakwood Hills Mall, LLC	Delaware
Oakwood Shopping Center, LLC	Delaware
Oglethorpe Mall L.L.C.	Delaware
Oklahoma Mall L.L.C.	Delaware
OM Borrower, LLC	Delaware
One Arizona Center, LLC	Delaware
One Owings Mills Corporate Center Associates Limited Partnership	Maryland
One Owings Mills Corporate Center, LLC	Maryland
Owings Mills Mall, LLC	Delaware
Paramus Equities, LLC	Texas
Paramus Park Shopping Center Limited Partnership	New Jersey
Paramus Park, LLC	Maryland
Park City Center Business Trust	Delaware
Park Mall L.L.C.	Delaware
Park Meadows Mall Holding, LLC	Delaware
Park Meadows Mall, LLC	Delaware
Parks at Arlington, LLC	Delaware
Pavilions at Buckland Hills L.L.C.	Connecticut

PDC Community Centers L.L.C.	Delaware
PDC-Eastridge Mall L.L.C.	Delaware
PDC-Red Cliffs Mall L.L.C.	Delaware
Peachtree Mall L.L.C.	Delaware
Pecanland Anchor Acquisition, LLC	Delaware
Pecanland Mall, LLC	Delaware
Pembroke Lakes Mall Ltd.	Florida
Perimeter Mall Facilities, LLC	Delaware
Perimeter Mall Venture, LLC	Delaware
Perimeter Mall, LLC	Maryland
Piedmont Mall, LLC	Delaware
Pierre Bossier Mall, LLC	Delaware
Pine Ridge Mall L.L.C.	Delaware
Pines Mall, LLC	Delaware
Pinnacle Hills, LLC	Delaware
Pinnacle South, LLC	Delaware
Pioneer Office, LLC	Delaware
Pioneer Place, LLC	Delaware
Plaza 800 L.L.C.	Delaware
Plaza 9400, LLC	Delaware
Price-Boise Company, Ltd.	Utah
Price-James Company	Utah
Prince Kuhio Plaza, LLC	Delaware
Providence Place Holdings, LLC	Delaware
Provo Mall Development Company, Ltd.	Utah
Provo Mall L.L.C.	Delaware
Quail Springs Mall, LLC	Delaware
R A Hotel, Inc.	Delaware
R A West, Inc.	Delaware
RA-CFH, LLC	Delaware
Red Cliffs Plaza, LLC	Delaware
Ridgedale Center, LLC	Delaware
Rio West L.L.C.	Delaware
River Falls Mall, LLC	Delaware
River Hills Mall, LLC	Delaware
Riverchase Anchor Acquisition, LLC	Delaware
Riverlands Shopping Center, LLC	Delaware
Rogers Retail L.L.C.	Delaware
Rogue Valley Mall L.L.C.	Delaware
Rolim Associates	Delaware
Ropro TRS, Inc.	Delaware
Rouse Commercial Properties, LLC	Maryland
Rouse Investing Company, LLC	Maryland
Rouse Oakbrook, LLC	Delaware
Rouse Providence LLC	Delaware
Rouse Tri-Party Miscellaneous, LLC	Maryland
Rouse Tri-Party TRS, Inc.	Maryland
Rouse-Abbey, LLC	Maryland
Rouse-Bridgewater Commons, LLC	Maryland
Rouse-Highland, LLC	Delaware
Rouse-Mizner Park, LLC	Delaware
Rouse-Orlando, LLC	Delaware

Rouse-Seattle, LLC	Delaware
Rouse-Towson Town Center, LLC	Maryland
Rouse-TTC Funding, LLC	Maryland
Rouse-Urban Acquisition, LLC	Maryland
Rouse-Urban, LLC	Maryland
Rouse-West Dade, Inc.	Maryland
Rouse-Westlake Limited Partnership	Maryland
Rouse-Westlake Limited Partnership II	Delaware
Rouse-Wincopin, LLC	Maryland
Running Brook Business Trust	Maryland
Saint Louis Galleria L.L.C.	Delaware
Saint Louis Land L.L.C.	Delaware
Salem Center, LLC	Delaware
SCGR Empreenimentos E Participacoes SA	Brazil
SDT 3 Centro Comercial Ltda.	Brazil
Seventy Columbia Corporate Center, LLC	Delaware
Shoppes at River Crossing, LLC	Delaware
Sierra Vista Mall, LLC	Delaware
Sikes Senter, LLC	Delaware
Silver City Galleria L.L.C.	Delaware
Silver Lake Mall, LLC	Delaware
Sixty Columbia Corporate Center, LLC	Delaware
Sooner Fashion Mall L.L.C.	Delaware
Southlake Mall L.L.C.	Delaware
Southland Center, LLC	Delaware
Southland GP, LLC	Delaware
Southland Mall, L.P.	Delaware
Southpoint Land, LLC	Delaware
Southpoint Mall, LLC	Delaware
SouthShore Mall Partners, LLC	Delaware
Southwest Denver Land L.L.C.	Delaware
Southwest Plaza L.L.C.	Delaware
Spokane Mall Development Company Limited Partnership	Utah
Spokane Mall L.L.C.	Delaware
Spring Hill Mall L.L.C.	Delaware
St. Cloud Land L.L.C.	Delaware
St. Cloud Mall L.L.C.	Delaware
Steeplegate Mall, LLC	Delaware
Stonebriar Mall, LLC	Delaware
Stonestown Shopping Center Holding L.L.C.	Delaware
Stonestown Shopping Center L.L.C.	Delaware
Stonestown Shopping Center, L.P.	Delaware
Summa Corporation	Delaware
Superstition Springs Holding, LLC	Delaware
Superstition Springs, Inc.	Delaware
Terrapin Acquisition, LLC	Maryland
The Burlington Town Center LLC	Delaware
The Highland Mall Joint Venture	New York
The Learning Mall L.L.C.	Delaware
The Mall in Columbia Business Trust	Maryland
The Mall in Columbia Holding II L.L.C.	Delaware
The Mall in Columbia Holding L.L.C.	Delaware

The Rouse Company of Florida, LLC	Florida
The Rouse Company of Georgia, LLC	Georgia
The Rouse Company of Texas, LLC	Texas
The Rouse Company Protective Trust, Inc.	Delaware
The Rouse Company, LLC	Delaware
The Shoppes at the Palazzo, LLC	Delaware
The Village of Cross Keys, LLC	Maryland
The Woodlands Mall Associates, LLC	Delaware
Three Rivers Mall L.L.C.	Delaware
Town East Mall, LLC	Delaware
Towson TC, LLC	Maryland
Tracy Mall Partners I L.L.C.	Delaware
Tracy Mall Partners, L.P.	Delaware
Trails Village Center Company	Nevada
TRC Co-Issuer, Inc.	Delaware
TRC Parking Business Trust	Maryland
Tri-Party Miscellaneous, LLC	Delaware
Tri-Party Non-856 Assets, LLC	Delaware
TTC Member, LLC	Maryland
TTC SPE, LLC	Maryland
Tucson Anchor Acquisition, LLC	Delaware
Twin Falls Crossing, LLC	Delaware
Two Arizona Center, LLC	Delaware
Two Owings Mills Corporate Center Associates Limited Partnership	Maryland
Two Owings Mills Corporate Center, LLC	Maryland
Tyler Mall Limited Partnership	Delaware
Tysons Galleria L.L.C.	Delaware
U.K.-LaSalle, LLC	Delaware
UC Oakbrook Genpar, LLC	Delaware
University Crossing Shops, LLC	Delaware
Urban Shopping Centers, LP	Illinois
Valley Hills Mall L.L.C.	Delaware
Valley Plaza Anchor Acquisition, LLC	Delaware
Valley Plaza GP, LLC	Delaware
Valley Plaza Land, LP	Delaware
Valley Plaza Mall, LP	Delaware
VCK Borrower, LLC	Delaware
VCK Business Trust	Maryland
VCK Property Business Trust	Maryland
Visalia Mall L.L.C.	Delaware
Visalia Mall, L.P.	Delaware
Vista Commons, LLC	Delaware
Vista Ridge Mall, LLC	Delaware
Washington Park Mall, LLC	Delaware
Water Tower Joint Venture	Illinois
Water Tower LLC	Delaware
West Oaks Anchor Acquisition, LLC	Delaware
West Oaks Mall Trust	Delaware
Westcoast Estates	California
Westlake Center Associates Limited Partnership	Washington
Westroads Mall L.L.C.	Delaware
Westwood Mall, LLC	Delaware

White Marsh Mall Holding II, LLC	Delaware
White Marsh Mall Holding, LLC	Delaware
White Marsh Mall, LLC	Maryland
White Mountain Mall, LLC	Delaware
Willowbrook Mall (TX), LLC	Delaware
Willowbrook Mall Anchor Acquisition (TX), LLC	Delaware
Willowbrook Mall Holding Company, LLC	Delaware
Willowbrook Mall, LLC	Delaware
Woodbridge Center Property, LLC	Delaware
WV SUB, LLC	Delaware
Yangon Participacoes Ltda.	Brazil
Yellowstone Square, LLC	Delaware